UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2025

NIXXY, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-53641 (Commission File Number)	90-1505893 (IRS Employer Identification No.)

1178 Broadway, 3rd Floor

New York, NY 10001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 708-8868

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered
Common Stock	NIXX	NASDAQ Capital Market
Common Stock Purchase Warrants	NIXXW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of a Matter to a Vote of Security Holders.

On December 23, 2025, Nixxy, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was December 23, 2025 (the “Record Date”). As of the Record Date, there were 24,875,575 shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company outstanding. Each share Common Stock represents one vote that could be voted on each matter that came before the Annual Meeting.

At the Annual Meeting, 13,745,113 shares of Common Stock were represented and voted by proxy, constituting a quorum for the Annual Meeting.

At the Annual Meeting, four proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 25, 2025. The final voting results were as follows:

Proposal 1

The Company’s stockholders elected Elsa Sung, Miles Jennings, Assish Raichura, Mike Schmidt, Lillian Mbeki and David Kratochvil as directors of the Company to serve until the next Annual Meeting of Stockholders.

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-votes
Elsa Sung	13,695,430	27,951	21,732	–
Miles Jennings	1,554,463	12,168,930	21,720	–
Assish Raichura	13,696,234	27,146	21,733	–
Mike Schmidt	13,698,499	24,881	21,733	–
Lillian Mbeki	13,193,163	530,218	21,732	–
David Kratochvil	13,696,321	27,059	21,733	–

Proposal 2

To ratify the appointment of HTL International, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Votes Abstained	Broker Non-votes
13,721,164	21,554	2,395	–

Proposal 3

To approve the Company’s 2025 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-votes
10,484,361	3,238,263	22,489	–

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NIXXY, INC.

Dated: December 30, 2025	By:	/s/ Mike Schmidt
	Name:	Mike Schmidt
	Title:	Chief Executive Officer

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